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                                                                    EXHIBIT 23.7

                        CONSENT OF INDEPENDENT AUDITORS

The Partners
Wicks Broadcast Group Limited Partnership:

    We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.

/s/ KPMG Peat Marwick LLP

McLean, VA


June 24, 1998